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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 12, 2001


                       RYDER VEHICLE LEASE TRUST 1999-A
            (Exact name of registrant as specified in its charter)


          Delaware                   333-81455                 52-7000600
(State or other jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)           Identification No.)

3600 NW 82nd Avenue, Miami, Florida                                 33166
(Address of principal executive offices)                   (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)



                                  Page 1 of 9

            This report consists of 9 consecutively numbered pages.

                                       1
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ITEM 5.   OTHER EVENTS
          ------------

          The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended June 30, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A July 12, 2001

ITEM 7.   EXHIBITS
          --------

          The following is filed as an exhibit to this report:

          Exhibit 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended June 30, 2001.

                                       2
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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RYDER VEHICLE LEASE TRUST 1999-A
                                        (Registrant)

Date: July 19, 2001                     /s/ W. Daniel Susik
                                        -------------------
                                        W. Daniel Susik
                                        Senior Vice President & Treasurer
                                        Ryder Truck Rental, Inc.

                                        (Duly Authorized Officer of the
                                        Administrator on behalf of the Trust)

                                       3
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number            Description of Exhibit                                   Page

Exhibit 99.1      Quarterly Report to Investors (Payment                     5
                  Date Certificate) for the quarter ended
                  June 30, 2001

                                       4